UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2023 (January 24, 2023)
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WAITR HOLDINGS INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (337) 534-6881
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	ASAP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed, on January 26, 2022, Waitr Holdings Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5450(a)(1) because the closing bid price per share for the Company’s common stock had closed below $1.00 for the previous 30 consecutive business days (the “Bid Price Rule”). The Company was given until July 25, 2022, to regain compliance with the Bid Price Rule. On July 28, 2022, in connection with the transfer of the Nasdaq listing from the Global Select Market to the Capital Market, the Company was granted by Nasdaq an additional 180-day grace period, or until January 23, 2023, to regain compliance with the Bid Price Rule.
On January 24, 2023, the Company received written notice (the “Delisting Notice”) from the staff of Nasdaq notifying the Company that, as a result of the failure to regain compliance with the Bid Price Rule for continued listing on the Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(a)(2), Nasdaq had determined that the Company’s common stock will be delisted from the Nasdaq Capital Market. The Delisting Notice indicated that the Company may appeal Nasdaq’s determination pursuant to procedures set forth in Nasdaq Listing Rule 5800 Series. The Company does not expect to appeal this determination.
Trading of the Company common stock will be suspended at the opening of business on February 2, 2023 and a Form 25-NSE will be filed with the Securities and Exchange Commission (“SEC”), which will remove the Company common stock from listing and registration on Nasdaq. As a result of this delisting, and pursuant to the Company’s previously submitted application for trading on the OTCQB Venture Market (“OTCQB”), the common stock is expected to begin trading on the OTCQB on February 2, 2023 under the same trading symbol, “ASAP.”
The transition does not affect the Company’s operations and does not change reporting requirements under SEC rules.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WAITR HOLDINGS INC.

Date: January 24, 2023	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel
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